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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Video Display Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 22, 2003

        The Annual Meeting of Shareholders of Video Display Corporation (the "Company") will be held on Friday, August 22, 2003, at 9:00 a.m., local time, at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, for the following purposes:

  1.
  To elect six directors to serve until the next Annual Meeting of Shareholders.

  2.
  To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

        Only shareholders of record at the close of business on July 11, 2003, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

        The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

        Whether or not you plan to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly. Shareholders who are present at the meeting may revoke their proxy and vote in person if they so desire.

By Order of the Board of Directors,

Carol D. Franklin Chief Financial Officer and Secretary

Tucker, Georgia
June 26, 2003

VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
to be held on August 22, 2003

Information Concerning the Solicitation

        This Proxy Statement, which is first being mailed to shareholders on or about July 22, 2003, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on August 22, 2003, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 2003 Annual Report on Form 10-K, including financial statements for the year ended February 28, 2003, accompanies this Proxy Statement.

        The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

        Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

        The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone, telegraph and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.

Shareholders' Proposals for Next Annual Meeting

        Shareholder proposals intended to be presented in the proxy materials relating to the 2004 Annual Meeting of Shareholders must be received by the Company on or before February 27, 2004.

Outstanding Voting Securities

        The Company has one class of Common Stock, no par value ("Common Stock"), of which 4,579,526 shares were issued and outstanding on June 26, 2003. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on July 11, 2003, are entitled to vote at the meeting.

ELECTION OF DIRECTORS

        Six directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the six (6) persons named below as nominees.

        If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

        All of the nominees except John Morris are currently directors of the Company. Information about the Company's directors, including their principal occupation for the past five years, is set forth below:

Name	Age	Present Position with the Company
Ronald D. Ordway (3)	61	Chairman of the Board, Chief Executive Officer and Director
Ervin Kuczogi	63	President and Director
Murray Fox	69	Chief Executive Officer of Fox International, Ltd., Inc. (a subsidiary of the Company) and Director
Carleton E. Sawyer (2)	74	Director
Carolyn C. Howard (1)(2)	40	Director
John C. Morris (4)	56	Nominee for Director

(1)
Interim Chairman of Audit Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Upon election will serve as member of Audit Committee

        Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and as a Director since 1975.

        Mr. Kuczogi was appointed President and Director of the Company in June 1998. Prior to that time, Mr. Kuczogi served as Vice President of the Company since 1991, when Chroma Video, Inc., a subsidiary of the Company since 1986, was merged into the Company.

        Mr. Fox was elected a Director of the Company in 1994. He has been involved in the consumer electronics parts business since 1955. He has served as Chief Executive Officer of Fox International Ltd., Inc. since the Company's acquisition of Fox in 1988.

        Mr. Sawyer was elected a Director of the Company in 1984. Until 1988, he was Chairman and President of Display Components, Inc., a Massachusetts manufacturer of magnetic electron optical devices. From fiscal 2000 through December 2002, Mr. Sawyer acted as a consultant for the MegaScan division of the Company.

        Mr. Morris, nominee director, served until 1997 as chief financial officer of a wholly-owned subsidiary of Hughes Aircraft. Mr. Morris and a partner formed Lexel Corporation. In 1997, Lexel Corporation, through its' wholly-owned subsidiary, Lexel Imaging Systems, Inc. acquired the Hughes'

specialty cathode ray tube manufacturing division. In April 2000, the Company acquired Lexel Imaging Systems, Inc. and Mr. Morris remained as managing director during the eight month transition period. Currently, Mr. Morris is associated with Lexel Corporation, a Kentucky real estate holding and development company and is active in several financial professional organizations.

        Ms. Howard is a cofounder and co-manager of Howard Interests, a venture capital company. She has owned and managed a personnel and staffing firm, held a position in banking with a focus on Fannie Mae/Freddie Mac lending, and she has held positions with securities firms trading and covering institutional accounts. Ms. Howard has acted as CEO and COO of one of New Hampshire's largest food service and bottled water companies, reorganized and renamed the firm and then sold it to Vermont Pure Springs, a publicly traded company.

        Ms. Howard and Mr. Sawyer are qualified as independent Directors as defined by the NASDAQ listing standards. Mr. Sawyer has acted as a consultant for the Company in 2003 but was compensated less than the maximum allowed of $60,000. Upon the election of Mr. Morris, the Board of Directors will evaluate his status as an independent director. Mr. Morris has an indirect, but non-controlling interest in a property that the Company currently leases for $684,000 per year, but his indirect interest in that property will terminate upon the sale of the building within 120 days.

        All directors, except for Mr. Morris, were elected to their current term of office at the Company's Annual Meeting of Shareholders on August 23, 2002. Sadly, one of our directors, Ronald Moyer, died in a plane crash in January 2003. Mr. Morris has been nominated to fill the resulting vacancy. The terms of office of our directors expire at the next Annual Meeting of Shareholders.

        ELECTION OF EACH OF THE SIX NOMINEES WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES WHOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors' Fees

        The Company's policy is to pay to directors who are not also officers of the Company $1,000 per meeting attended, plus reimbursement of travel expenses. Additionally, the Company issues to non-employee directors options to purchase 3,000 shares of the Company's common stock annually, at the market bid price on the day of the Company's annual meeting, subject to vesting requirements.

Committees of the Board of Directors and Meeting Attendance

        The Board held two attended meetings and six via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. The Board has an Audit Committee currently comprised of two members and a Compensation Committee consisting of two members. The Board does not have a separate nominating committee.

        The Audit Committee, which operates under a written charter adopted by the Board, recommends engagement of the independent auditors, considers and approves in advance the fee arrangements and scope of the audit and any permissible non-audit services to be provided by the independent auditors, reviews the financial statements and the independent auditors' report, reviews the activities and recommendations of the Company's management staff, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff.

        During fiscal year 2003, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they serve.

COMMON STOCK OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 26, 2003 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares (a)		Percent of Class
Ronald D. Ordway 1868 Tucker Industrial Drive Tucker, Georgia 30084	1,413,288	(b)	29.3%
Jonathan R. Ordway Tucker, Georgia 30084	1,203,000		26.3%
Ervin Kuczogi White Mills, PA 18473	62,400	(d)	1.3%
Carolyn C. Howard Jaffrey Center, New Hampshire	114,445	(f)	2.5%
Carleton E. Sawyer 13 Pine Ridge Road Concord, New Hampshire 03301	64,302		1.4%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	275,266		6.0%
Murray Fox 23600 Aurora Road Bedford Heights, Ohio 44146	18,000	(e)	(c )
All Executive Officers and Directors as a group (7 persons)	1,690,435	(g)	34.3%

(a)
Information relating to beneficial ownership of Common Stock is based upon information furnished by each five- percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.

(b)
Includes 240,000 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, as to which Mr. Ordway shares voting and investing power. Also includes 240,000 shares issuable upon conversion of a convertible debenture.

(c)
Less than one percent.

(d)
Includes 60,000 shares subject to exercisable stock options.

(e)
Consists of 18,000 shares subject to exercisable stock options.

(f)
Includes 6,000 shares subject to exercisable stock options.

(g)
Includes 102,000 shares subject to exercisable stock options and 240,000 shares issuable upon conversion of a convertible debenture.

EXECUTIVE OFFICERS

        The following table identifies all persons who served as executive officers of the Company at any time during fiscal year 2003, along with certain information including their ages and positions with the Company:

Name	Age	Present Position with the Company	Officer Since
Ronald D. Ordway	61	Chairman of the Board, Chief Executive Officer and Director	1975
Ervin Kuczogi	63	President	1998
Carol D. Franklin	42	Chief Financial Officer and Secretary	1995
Murray Fox	69	Chief Executive Officer of Fox International Ltd., Inc.	1988
Brad Fox	44	President of Fox International Ltd., Inc.	1988

        All of the executive officers of the Company have served as officers and/or have been employed by the Company for at least the last five years. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

TRANSACTIONS WITH AFFILIATES

        During fiscal year 2003, the Company leased certain warehouse space from shareholders, officers and directors under net operating leases with the terms described below:

Facility	Lessor	Annual Base Rent	Expiration of Lease
Corporate Headquarters, Warehouse, Tucker, Georgia	Ronald D. Ordway	$194,000	October 31, 2003
Warehouse, Stone Mountain, Georgia	Ronald D. Ordway	$120,000	December 31, 2007
Warehouse, Tucker, Georgia	Ronald D. Ordway	$120,000	January 2, 2006

        The Board believes that the terms of the leases are reasonable and in the best interest of the Company. It is expected that an extension of the Corporate Headquarters lease will occur upon expiration in October 2003.

Officers and Shareholders

        At February 28, 2002 the Company had outstanding borrowings in the form of a demand note and a one-year note payable to its CEO in the amount of $4,100,000 and $3,000,000, respectively. During fiscal 2003, the Company borrowed an additional $1,656,000 and repaid $540,000 to the CEO to assist with the repurchase of stock and short-term financing. In February 2003 the two notes were combined into a three year term note with interest due monthly at an annual rate of 6% or prime (4.25% at February 28, 2003) plus 1%, whichever is higher. As of February 28, 2003, the cumulative outstanding balance due the CEO was $8,216,000.

        The Company, through its subsidiary, Fox International Ltd., Inc., has maintained a loan arrangement with Murray Fox, a director. During fiscal 2003, the Company repaid $86,000 under this loan arrangement, resulting in a loan balance of $155,000 at February 28, 2003. Yearly principal payments of $60,000 are payable through 2005 with a final payment of $35,000 due in 2006. These borrowings bear interest at an annual rate of 6%.

        Additionally, the Company has an outstanding balance payable to the CEO of $1,000,000 on a convertible debenture issued in conjunction with the acquisition of Z-Axis in 1997. The debenture matures on May 31, 2005.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

        The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and the three executive officers who served as executive officers during fiscal year 2003 and whose annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation			Long-Term Compensation	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Options/ SARs (#)	All Other Compensation ($)(1)
Ronald D. Ordway Chairman of the Board, and Director	2003 2002 2001	158,000 150,000 150,000	— — —	— — —	— — —	— — 3,000
Ervin Kuczogi President and Director	2003 2002 2001	106,000 110,000 106,000	— — —	— — —	— — —	— — 2,000
Murray Fox CEO—Fox International Ltd., Inc.	2003 2002 2001	130,000 105,000 148,000	— — —	— — —	— — —	— — 3,000
Brad Fox President—Fox International Ltd., Inc.	2003 2002 2001	113,000 113,000 113,000	— — —	— — —	— — —	— — 2,000

(1)
Amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code).

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        No options were exercised by the Named Executive Officers during fiscal year 2003.

Aggregated Option/SAR Exercises In Last Fiscal Year
And Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/SARs at Fiscal Year-End (#) Exercisable (E) Unexercisable (U)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(1) Exercisable (E) Unexercisable (U)
Ervin Kuczogi	—	—	60,000(E	)	$233,000(E	)
Murray Fox	—	—	18,000(E	)	$49,000(E	)

(1)
Represents the excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 28, 2003 being $6.67

Compensation Committee Report on Executive Compensation

        The Compensation Committee has furnished the following report on Executive Compensation:

        The base salaries for Messrs. Ordway and Kuczogi were determined by Mr. Ordway, as Chairman of the Board and approved by the Compensation Committee. Currently, Mr. Ordway serves as sole committee member. For all executive officers base salary was determined based on prior compensation, with adjustments for cost of living increases, changes in job responsibility and job performance.

Member of the Compensation Committee
Ronald D. Ordway

Audit Committee Report

        This Report of the Audit Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

        Since the death of Mr. Moyer in January 2003, the Audit Committee has been composed of two independent directors. The Committee operates under a written charter adopted by the Board. The members of the Audit Committee are currently, Ms. Howard as interim Chairperson, and Mr. Sawyer. It is expected that, if elected, Mr. Morris will be elected to serve on the Audit Committee. The Audit Committee recommends to the Board the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees) and No. 90 (Audit Committee Communications) with the independent accountants.

        The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended February 28, 2003 filed with the Securities and Exchange Commission.

The Audit Committee Carolyn C. Howard, Interim Chairperson Carleton E. Sawyer

        Audit fees.    The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended February 28, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $188,000.

        Financial Information Systems Design and Implementation Fees.    There were no fees billed by BDO Seidman LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended February 28, 2003.

        All Other Fees.    The aggregate fees billed by BDO Seidman, LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended February 28, 2003 were $100,000. The majority of these fees were related to tax compliance.

        The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to BDO Seidman LLP in fiscal 2003. The Committee has determined that such services and fees are compatible with the independent status of such auditors.

COMPENSATION PURSUANT TO PLANS

        In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of up to the first 8% of gross compensation contributed by the employee. The Compensation Committee has recommended that the Company elect to match 50% of the first 4% of gross compensation contributed by each employee for the year ended February 28, 2003. The Company did not elect a match for 2002.

        The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant. Information on shares authorized for issuance under the stock option plan is as follows:

Plan Category	Number of Shares to be Issued Upon Exercise Of Options/SARs	Weighted-average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	228,000	$4.22	298,000

SECTION 16(a) REPORTING

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Jonathan Ordway, son of the Chief Executive Officer, filed his Form 3 report of beneficial ownership in June 2003. The form should have been filed when he reached the age of 21 in 1998. Except for the foregoing, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-year period ended February 28, 2003, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.

PERFORMANCE GRAPH

        The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 28, 1998, and reinvestment of all dividends).

Comparison of Five-Year Cumulative Total Returns
Performance Graph for Video Display Corporation

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors of the Company engaged BDO Seidman, LLP, Atlanta, Georgia, as auditors for the Company and its subsidiaries for the fiscal year ended February 28, 2003. BDO Seidman, LLP has served as the Company's independent auditors since 1995. Management expects that a representative of BDO Seidman, LLP will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2003 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUEST SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.

Please SIGN and RETURN the enclosed Proxy promptly.

June 26, 2003

VIDEO DISPLAY CORPORATION
PROXY SOLICITED BY BOARD OF DIRECTORS
ANNUAL MEETING FOR HOLDERS OF COMMON STOCK—AUGUST 22, 2003

The undersigned hereby constitutes and appoints R. D. Ordway and Erv Kuczogi, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, on Friday, August 22, 2003, at 9:00 a.m. local time, and any adjournments thereof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers thereof the undersigned would possess if personally present at such meeting.

Management	(1)	Election of Directors:
		☐ FOR all nominees listed below	☐ AGAINST	☐ ABSTAIN
recommends		(except as indicated)	all nominees below.	from voting.
a vote FOR
If you wish to vote against any individual nominee, strike a line through that nominee's name in the list below:
RONALD D. ORDWAY, ERVIN KUCZGOI, JOHN MORRIS, MURRAY FOX, CAROLYN HOWARD and CARLETON E. SAWYER
all nominees.
If you wish to abstain from voting for any individual nominee, strike a line through that nominee's name in the list below:
RONALD D. ORDWAY, ERVIN KUCZOGI, JOHN MORRIS, MURRAY FOX CAROLYN HOWARD and CARLETON E. SAWYER
	(2)	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

(Please sign and date on other side and return in the enclosed envelope)

    THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

      IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.

Dated
Signature
Joint Signature if applicable

Please sign exactly as the name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.

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ELECTION OF DIRECTORS
OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
COMMON STOCK OWNERSHIP
EXECUTIVE OFFICERS
TRANSACTIONS WITH AFFILIATES
EXECUTIVE COMPENSATION AND OTHER BENEFITS
Aggregated Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values
COMPENSATION PURSUANT TO PLANS
SECTION 16(a) REPORTING
PERFORMANCE GRAPH
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS